Exhibit 10.31.2

               AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT

      THIS AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of April 29, 2004, is entered into by and among PHIBRO ANIMAL HEALTH CORPORATION, a New York corporation ("Parent"), PHIBRO ANIMAL HEALTH U.S., INC., a Delaware corporation ("PAHUS"), PHIBRO ANIMAL HEALTH HOLDINGS, INC., a Delaware corporation ("Holdings"), PRINCE AGRIPRODUCTS, INC., a Delaware corporation ("Prince"), PHIBRO-TECH, INC. ("PTI"; together with Parent, PAHUS, and Holdings, the "Borrowers"), the lenders from time to time party to the Loan and Security Agreement referenced below (each a "Lender" and collectively, the "Lenders"), WELLS FARGO FOOTHILL, INC., a California corporation, as the arranger and administrative agent for the Lenders ("Agent"; and together with the Lenders, collectively the "Lender Group"), in light of the following:

                               W I T N E S S E T H

      WHEREAS, Borrowers and the Lender Group are parties to that certain Loan and Security Agreement, dated as of October 21, 2003 (as amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement");

      WHEREAS, Borrowers have requested that the Lender Group increase the Maximum Revolver Amount from $25,000,000 to $27,500,000 under the Loan Agreement; and

      WHEREAS, subject to the satisfaction of the conditions and upon the terms set forth herein, the Lender Group is willing to do so.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

1. DEFINITIONS Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2. AMENDMENT TO LOAN AGREEMENT

      (a) Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "NADAs".

      (b) Section 1.1 of the Loan Agreement is hereby amended by adding the following definitions in alphabetical order:

            ""Additional Indebtedness" means Indebtedness of Parent and its Subsidiaries that is "Permitted Indebtedness" under the New Indenture because it fits only within Section 4.12(xvii) thereof."

            ""Additional Indebtedness Usage" means, as of any date of determination, the aggregate amount of outstanding Additional Indebtedness."

      (c) Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "Maximum Revolver Amount" and replacing it with the following definition:

            ""Maximum Revolver Amount" means up to $27,500,000."

      (d) Section 2.1 of the Loan Agreement is hereby amended by deleting subsection (a) in its entirety and replacing it with the following subsection
(a):

            "(a) Subject to the terms and conditions of this Agreement, and during the term of this Agreement, each Lender with a Revolver Commitment agrees (severally, not jointly or jointly and severally) to make advances ("Advances") to Borrowers in an amount at any one time outstanding not to exceed such Lender's Pro Rata Share of an amount equal to the lesser of
      (i) the Maximum Revolver Amount less the sum of (A) the Letter of Credit Usage, (B) the Indenture Reserve, and (C) the Additional Indebtedness Usage, (ii) the Borrowing Base less the Letter of Credit Usage, or (iii) $17,500,000 less the Additional Indebtedness Usage."

      (e) Section 2.12 of the Loan Agreement is hereby amended by deleting subsection (a)(iii) in its entirety and replacing it with the following subsection (a)(iii):

            "(iii) the Letter of Credit Usage would exceed the Maximum Revolver Amount less the sum of (A) the then extant amount of outstanding Advances,
      (B) the Indenture Reserve, and (C) the Additional Indebtedness Usage."

      (f) Section 3.2 of the Loan Agreement is hereby amended by deleting subsection (s) in its entirety and replacing it with the following subsection
(s):

            "(s) by May 30, 2004, Agent shall have received the original Stock certificates for all Foreign Subsidiaries organized under jurisdictions that have stock certificates or other equity instruments reflecting the equity ownership of such Foreign Subsidiary and whose interests were pledged to Agent pursuant to the Stock Pledge Agreement;"

      (g) Section 3.2 of the Loan Agreement is hereby amended by deleting subsection (u) in its entirety and replacing it with the following:

            "(u) Borrowers and their Subsidiaries will use their best efforts to deliver to Agent by April 30, 2004 all intercompany notes, representing intercompany indebtedness due to any Borrower or any Domestic Subsidiary, and the same shall have been endorsed to Agent."

      (h) Section 6.3(a)(ii) of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

            "(ii) certificate signed on behalf of Parent by the chief financial officer of Parent certifying:

                  (A) that the financial statements delivered hereunder have been prepared in accordance with GAAP (except for the lack of footnotes and being subject to year-end audit adjustments) and fairly present in all material respects the financial condition of Parent and its Subsidiaries,

                  (B) that the representations and warranties of Borrowers
            contained in this Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of such certificate, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date and except for changes permitted under the Loan Documents and reflected in an updated schedule delivered by the Borrowers),

                  (C) that there does not exist any condition or event that
            constitutes a Default or Event of Default (or, to the extent of any non-compliance, describing such non-compliance as to which he or she may have knowledge and what action Borrowers have taken, are taking, or propose to take with respect thereto), and

                  (D) in detail, the identity and the principal amount of all outstanding Indebtedness of Parent and its Subsidiaries and that such Indebtedness is permitted under the New Indenture."

         (i) The Loan Agreement is hereby amended by adding the following
Section 7.20:

            "7.20 Additional Indebtedness Usage. Request, obtain or incur Indebtedness, including Obligations hereunder, if such Indebtedness would cause the Additional Indebtedness Usage to exceed $2,500,000."

      (j) Exhibit C-1 to the Loan Agreement is hereby deleted in its entirety and replaced with the attached Exhibit A.

      (k) Schedule C-1 to the Loan Agreement is hereby deleted in its entirety and replaced with the attached Schedule B.

3. CONDITIONS PRECEDENT TO THIS AMENDMENT. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

      (a) Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect;

      (b) Agent shall have received the reaffirmation and consent of each Guarantor, attached hereto as Exhibit C, duly executed and delivered by an authorized official of such Guarantor;

      (c) Agent shall have received a schedule of the outstanding Indebtedness of Parent and its Subsidiaries detailing the particular section, subsection, or clause of the New Indenture permitting such outstanding Indebtedness, certified as of the date hereof by the chief financial officer of Parent on behalf of Parent as being a true, correct, and complete description of the same, which shall be in form and substance satisfactory to Agent;

      (d) The representations and warranties in the Loan Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date), and except for changes permitted by the Loan Documents;

      (e) No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

      (f) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrowers, Guarantors, or the Lender Group.

4. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

5. ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and the terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments to the Loan Agreement expressly set forth in Section 2 hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of or as an amendment of, any right, power, or remedy of the Lender Group as in effect prior to the date hereof. The agreements set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance under the Loan Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents.

6. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

7. MISCELLANEOUS(a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

      (b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

                            [Signature page follows.]

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

                                         PHIBRO ANIMAL HEALTH CORPORATION,
                                         a New York corporation

                                         By:       /s/ Richard G. Johnson
                                                   -----------------------------
                                         Title:    Chief Financial Officer

                                         PHIBRO ANIMAL HEALTH U.S., INC.,
                                         a Delaware corporation

                                         By:       /s/ David C. Storbeck
                                                   -----------------------------
                                         Title:    Vice President

                                         PHIBRO ANIMAL HEALTH HOLDINGS, INC.,
                                         a Delaware corporation

                                         By:       /s/ David C. Storbeck
                                                   -----------------------------
                                         Title:    Vice President

                                         PRINCE AGRIPRODUCTS, INC.,
                                         a Delaware corporation

                                         By:       /s/ David C. Storbeck
                                                   -----------------------------
                                         Title:    Vice President

                                         PHIBRO-TECH, INC.,
                                         a Delaware corporation

                                         By:       /s/ David C. Storbeck
                                                   -----------------------------
                                         Title:    Vice President

                                         WELLS FARGO FOOTHILL, INC.,
                                         a California corporation, as Agent

                                         By:       /s/ Vincent Egan
                                                   -----------------------------
                                         Title:    Vice President

                                    EXHIBIT A

                                   EXHIBIT C-1

                         FORM OF COMPLIANCE CERTIFICATE

                           [on Borrower's letterhead]

To:      Wells Fargo Foothill, Inc.
         1000 Abernathy Road, Suite 1450
         Atlanta, Georgia 30328
         Attn: Business Finance Manager

      Re: Compliance Certificate dated
                                       ------------------------

Ladies and Gentlemen:

      Reference is made to that certain LOAN AND SECURITY AGREEMENT (the "Loan Agreement") dated as of October 21, 2003, by and among, on the one hand, the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), WELLS FARGO FOOTHILL, INC., a California corporation, as the arranger and administrative agent for the Lenders ("Agent"), and, on the other hand, PHIBRO ANIMAL HEALTH CORPORATION, a New York corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature pages thereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as the "Borrowers"). Capitalized terms used in this Compliance Certificate have the meanings set forth in the Loan Agreement unless specifically defined herein.

      Pursuant to Section 6.3(a) of the Loan Agreement, the undersigned officer of Parent hereby certifies that:

      1. The financial information of Parent and its Subsidiaries furnished in
Schedule 1 attached hereto has been prepared in accordance with GAAP (except for the lack of footnotes and being subject to year-end audit adjustments), and fairly presents in all material respects the financial condition of Parent and its Subsidiaries.

      2. Such officer has reviewed the terms of the Loan Agreement and has made, or caused to be made under his/her supervision, a review in reasonable detail of the transactions and condition of Parent and its Subsidiaries during the accounting period covered by the financial statements delivered pursuant to
Section 6.3(a) of the Loan Agreement.

      3. Such review has not disclosed the existence on and as of the date hereof, and the undersigned does not have knowledge of the existence as of the date hereof, of any event or condition that constitutes a Default or Event of Default, except for such conditions or events listed on Schedule 2 attached hereto, specifying the nature and period of existence thereof and what action Borrowers have taken, are taking, or propose to take with respect thereto.

      4. The representations and warranties of Borrowers set forth in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent they relate to a specified date and except for changes permitted under the Loan Documents and reflected in an updated schedule delivered by the Borrowers), except as set forth on Schedule 3 attached hereto.

      5. Schedule 4 hereof is a true, correct, and complete list of the identity and the principal amount of all outstanding Indebtedness of Parent and its Subsidiaries. Except as otherwise set forth on Schedule 4, such Indebtedness is permitted under the New Indenture.

      6. Borrowers are in compliance with the covenants contained in Section
7.18 of the Loan Agreement as demonstrated on Schedule 5 hereof.

      IN WITNESS WHEREOF, this Compliance Certificate is executed by the undersigned this _____ day of _______________, _________.

                                            PHIBRO ANIMAL HEALTH CORPORATION,

                                            a New York corporation

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                   SCHEDULE 1

                              Financial Information

                                   SCHEDULE 2

                           Default or Event of Default

                                   SCHEDULE 3

                         Representations and Warranties

                                   SCHEDULE 4

                            Outstanding Indebtedness

                                   SCHEDULE 5

                               Financial Covenants

1.    Minimum Domestic EBITDA.

      Parent's and Domestic Subsidiaries' EBITDA, measured on a month-end basis, for the month period ending _________, ________ is $______________, which amount [is/is not] greater than or equal to the amount set forth in Section 7.18(a)(i) of the Loan Agreement for the corresponding period.

2.    Minimum Consolidated EBITDA.

      Parent's and Subsidiaries' EBITDA, measured on a month-end basis, for the month period ending _________, ________ is $______________, which amount [is/is not] greater than or equal to the amount set forth in Section 7.18(a)(i) of the Loan Agreement for the corresponding period.

3.    Maximum Capital Expenditures.

      (a) The aggregate amount of capital expenditures made in the current fiscal year is $________________.

      (b) The aggregate amount set forth above [is/is not] less than or equal to the amount set forth in Section 7.18(b)(i) of the Loan Agreement for the corresponding period.

                                    Exhibit B

                                  Schedule C-1
                                   Commitments

              Lender              Revolver Commitment           Total Commitment
    ----------------------------------------------------------------------------
    Wells Fargo Foothill, Inc.        $27,500,000                 $27,500,000
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
    All Lenders                       $27,500,000                 $27,500,000
    ----------------------------------------------------------------------------

                                    EXHIBIT C

                            REAFFIRMATION AND CONSENT

      All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT (the "Amendment"), dated as of April 29, 2004. The undersigned each hereby (a) represents and warrants to the Lender Group that the execution, delivery, and performance of this Reaffirmation and Consent are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any material contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the execution, delivery, and performance of the Amendment; (c) acknowledges and reaffirms its obligations owing to the Lender Group under the Loan Documents to which it is a party; and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect in accordance with the terms thereof. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender Group has no obligations to inform it of such matters in the future or to seek its acknowledgement or agreement to future consents or amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of New York.

                            [Signature page follows.]

      IN WITNESS WHEREOF, the parties hereto have caused this Reaffirmation and Consent Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              PhibroChem, Inc., a New Jersey
                              corporation

                              By: /s/ David C. Storbeck
                                  --------------------------------
                              Name: David C. Storbeck
                              Title: Vice President

                              Western Magnesium Corp., a California
                              corporation

                              By: /s/ David C. Storbeck
                                  --------------------------------
                              Name:  David C. Storbeck
                              Title: Vice President

                              CP Chemicals, Inc., a New Jersey
                              corporation

                              By: /s/ David C. Storbeck
                                  --------------------------------
                              Name: David C. Storbeck
                              Title: Vice President

                              PHIBRO CHEMICALS, INC., a New York
                              corporation

                              By: /s/ David C. Storbeck
                                  --------------------------------
                              Name: David C. Storbeck
                              Title: Vice President


                                      S-1